UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2013

TransEnterix, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

SafeStitch Medical, Inc.
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

SafeStitch Medical, Inc. (the “Company”) filed its Amended and Restated Certificate of Incorporation on December 6, 2013, with the Secretary of State of the State of Delaware (the “Restated Certificate”). The Restated Certificate was filed to reflect the change in the name of the Company to TransEnterix, Inc., to increase the number of authorized shares of Common Stock from 225,000,000 to 750,000,000 shares and to make certain other changes. The Restated Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the corporate name change, the Company’s common stock will trade on the over-the-counter bulletin board under the symbol “TRXC” beginning on December 9, 2013.

The Company also amended and restated its Bylaws (the “Amended Bylaws”) to reflect the corporate name change. The Amended Bylaws are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibits

3.1	Amended and Restated Certificate of Incorporation, dated and filed December 6, 2013.

3.2	Amended and Restated Bylaws of TransEnterix, Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc. (formerly known as SafeStitch
Medical, Inc.)
(Registrant)

Date: December 9, 2013	By:	/s/ Joseph P. Slattery

Joseph P. Slattery
EVP and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, dated and filed December 6, 2013.
3.2	Amended and Restated Bylaws of TransEnterix, Inc.